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                        CONSENT OF SHEARMAN AND STERLING


     We hereby consent to the reference to our firm included in Part A and Part B of Global Financial Services Master Trust, filed as part of Amendment No. 4 to the Registration Statement (File No. 811-09633).



                                                         /s/ SHEARMAN & STERLING
                                                         -----------------------
                                                           Shearman & Sterling





New York, New York
January 27, 2003